Initial Public Offering (Details) - $ / shares	1 Months Ended	3 Months Ended	12 Months Ended
	Dec. 18, 2019	Mar. 31, 2021	Dec. 31, 2020
Initial Public Offering Disclosure [Abstract]
Initial Public Offering	8,050,000
Purchase price (in Dollars per share)	$ 10.00
Underwriters over-allotment	1,050,000
Initial public offering, description		Each Unit consists of one Class A ordinary share and one Public Warrant. Each Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share (see Note 7).	consists of one Class A ordinary share and one Public Warrant. Each Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share